SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                   FORM 8-K/A





                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report:  February 19, 2004



                                  XIN NET CORP.
                                 ---------------
             (Exact name of registrant as specified in its charter)



     Florida                    0-26559                     330-751560
-------------------             -------------               ----------
(State or other                 (Commission                 (IRS Employer
jurisdiction of                 File Number)                Identification No.)
incorporation)


        Suite 950, 789 West Pender Street, Vancouver, B.C. Canada V6C 1H2
        -----------------------------------------------------------------
             (New address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (604) 632-9638

Item 1.           Changes in Control of Registrant

                  None.


Item 2.           Acquisition or Disposition of Assets


The Company has entered into a Definitive Agreement to acquire 51% of a SMS provider in China, Beijing Quicknet Telecommunications Corp. Ltd. (Beijing Quicknet), from non-affiliates. In order to comply with current Chinese law, the Company will acquire 49% immediately upon closing and will retain the right to acquire the 2% as soon as it is able to obtain Government approval or achieve a legal structure (under Chinese law) which allows control of the 2% (thereby aggregating 51%).

On Closing Date, the Company will acquire 49% of Beijing Quicknet for a price of U$3,060,000 (three million and sixty thousand US dollars) in form of issuing 6,120,000 (six million one hundred and twenty thousand) common shares of the Company's stock at a deemed price of US$0.50 per share. The remaining 2% will be conveyed for US$100 when either of the following is completed to the satisfaction of the Company (1) the appropriate government ministry in China approving the transfer of the 2%, or (2) an acceptable legal mechanism for the transfer of the 2% ownership is arranged. Furthermore, the Company has the option to acquire the remaining 49% of Beijing Quicknet within 2 years from the Closing Date. If the Company exercises the option to purchase the remaining 49% of Beijing Quicknet within first year from the Closing Date, the purchase price will be US$4,000,000 (four million US dollars); if the Company exercises the option to purchase the remaining 49% of Beijing Quicknet within the second year from the Closing Date, the purchase price will be US$5,000,000 (five million US dollars).

The Company will have the right to appoint all of the directors of Beijing Quicknet after the closing.



Item 3.           Bankruptcy or Receivership

                  None.


Item 4.           Changes in Registrant's Certifying Accountant

                  None.


Item 5.           Other Events and Regulation FD Disclosure

                  None.


Item 6.           Resignations of Registrant's Directors

                  None


Item 7.           Financial Statements & Exhibits

                  Financial Statements - None.


                  Exhibits: 10    Acquisition Agreement (previously filed, see
                                  8-K dated February 17, 2004

                            10.1  Amendment to the Share Purchase Agreement



Item 8.           Change in Fiscal Year

                  None.

Item 9.           Regulation FD Disclosure

                  None.


Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics

                  None.


Item 11.          Temporary Suspension of Trading Under Registrant's Employee
                  Benefit Plans

                  None.


Item 12.          Results of Operations and Financial Condition

                  None.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 24, 2004


                                            XIN NET CORP.



                                            By: /s/ Xiao-qing Du
                                                --------------------------------
                                                Xiao-qing Du, President